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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  November 21, 2006


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(C) As previously announced, Mr. Harvey J. Bazaar will serve as President and Chief Executive Officer of BKF Capital Group, Inc. (the "Corporation"), effective as of January 2, 2007. In connection with his employment, effective as of January 2, 2007, Mr. Bazaar will be paid an annual salary of $150,000, ratably in accordance with the Corporation's customary payroll practices. In the event of a change of control, which term is defined in the BKF Capital Group, Inc. 1998 Incentive Compensation Plan as amended and restated on March 28, 2001 (the "Plan") and shall in no event include a liquidation of the Corporation, Mr. Bazaar may receive additional compensation that will be approved by the Compensation Committee of the Board of Directors of the Corporation.

In addition, effective as of January 2, 2007, Mr. Bazaar will be granted options to purchase 100,000 shares of the Corporation's common stock (the "Bazaar Options") under the Plan, subject to his commencement of employment on January 2, 2007 and the execution by the Corporation and him of a customary stock option agreement. The exercise price per share of the Bazaar Options will equal the "fair market value" (as defined in the Plan) of a share of the Corporation's common stock on January 2, 2007. The Bazaar Options will vest at a rate of 16.67% of the shares subject thereto on March 31, 2007, and an additional 16.67% on the last day of the next five calendar quarters thereafter, subject to continued employment and the other terms and conditions contained in the stock option agreement.

As previously announced, Mr. Marvin Olshan will become an Executive Chairman of the Company beginning on January 2, 2007. In connection with his service, effective as of January 2, 2007, Mr. Olshan will be paid an annual salary of $150,000, ratably in accordance with the Corporation's customary payroll practices. In the event of a change of control, which term is defined in the Plan and shall in no event include a liquidation of the Corporation, Mr. Olshan may receive additional compensation that will be approved by the Compensation Committee of the Board of Directors of the Corporation while he remains employed with the Corporation.

In addition, effective as of January 2, 2007, Mr. Olshan will be granted options to purchase 100,000 shares of the Corporation's common stock (the "Olshan Options") under the Plan, subject to his commencement of employment on January 2, 2007 and the execution by the Corporation and him of a customary stock option agreement. The exercise price per share of the Olshan Options will equal the "fair market value" (as defined in the Plan) of a share of the Corporation's common stock on January 2, 2007. The Olshan Options will vest at a rate of 16.67% of the shares subject thereto on March 31, 2007, and an additional 16.67% on the last day of the next five calendar quarters thereafter, subject to continued employment and the other terms and conditions contained in the stock option agreement.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 28, 2006

                                          BKF CAPITAL GROUP, INC.


                                          By:  /s/ J. Clarke Gray
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                                               Name:   J. Clarke Gray
                                               Title:  Chief Financial Officer